Exhibit 10.61

This Agreement has been prepared by Dundas & Wilson CS LLP (“D&W”) in the course of its acting for Clyde Blowers Capital S.à r.l, SCF-VI Offshore L.P and the Management (as defined herein) (together “Our Clients”).  D&W is not responsible to anyone other than Our Clients for providing the protections afforded to our clients generally or for providing advice in relation to the Agreement.  You are advised that the signature of the Agreement may have legal consequences and that you should consider taking independent legal advice before signing it.

DEED OF AMENDMENT

among

(1) CLYDE BLOWERS CAPITAL S.À R.L.

(2) SCF-VI OFFSHORE L.P.

(3) APPLEBY NOMINEES (JERSEY) LIMITED

(4) THE MANAGEMENT

(5) SPX CORPORATION

and

(6) THE RESTRICTED PERSONS

Relating to the Share Purchase Agreement dated 24 August 2011 in connection with the sale of the issued share capital of Clyde Union (Holdings) S.à r.l.

Dated:     22  December 2011

INDEX

1.	Definitions and Interpretation	4

2.	Amendments	4

3.	2011 EDITDA	5

4.	Counterparts	5

5.	Governing Law and Jurisdiction	5

SCHEDULE 15		6

Section 1 Earn Out		6

Section 2 Covenants		1

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THIS DEED is made on 22 December  2011

AMONG

(1)                                 CLYDE BLOWERS CAPITAL S.À R.L a private limited liability company (“société a responsibilité limitée”) incorporated in Luxembourg (registered number B141248) and having its registered address at 37 Rue d’Anvers L-1130, Luxembourg (“Clyde”);

(2)                                 SCF-VI OFFSHORE L.P. a limited partnership registered in the Cayman Islands and having its registered office at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“SCF”);

(3)                                 APPLEBY NOMINEES (JERSEY) LIMITED a company incorporated in Jersey (registered number 3051), whose registered office is at PO Box 207, 13-14 Esplanade, St Helier, Jersey, JE1 1BD (“Appleby”);

Clyde, SCF and Appleby are hereinafter collectively referred to as the “Sellers”

(4)                                 THE PERSONS whose names and addresses are set out in Section 2 (The Management) of Schedule 1 of the SPA (the “Management”);

(5)                                 SPX CORPORATION a company incorporated in Delaware, USA and having its principal place of business at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, United States (the “Purchaser”); and

(6)                                 THE PERSONS whose names and addresses are set out in Section 3 (The Restricted Persons) of Schedule 1 of the SPA (the “Restricted Persons”).

INTRODUCTION

A.                                  On 24 August 2011, the Sellers, the Management, the Purchaser and the Restricted Persons entered into an agreement (the “Original Agreement”) to sell all of the corporate units in the capital of CLYDE UNION (HOLDINGS) S.À R.L, a private limited liability company (“société a responsibilité limitée”) incorporated in Luxembourg (registered number B140256), (the “Company”) details of which are set out in Section 1 (Particulars of the Company) of Schedule 2 of the SPA.

B.                                    The Original Agreement was amended by (1) Deed of Amendment by the parties to the SPA dated 1 November 2011 and (2) Deed of Amendment by the parties to the SPA dated 22 December 2011 (the Original Agreement, as so amended, being hereinafter called the “SPA”).

C.                                    The parties wish to make certain amendments to the SPA as described in this Deed.

D.                                   In accordance with Clause 20 of the SPA, the parties wish to amend the SPA to reflect these changes.

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NOW IT IS AGREED as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                                In this Deed, unless the context requires otherwise or unless otherwise specified, the words and expressions defined in the SPA shall have the same meanings in this Deed.

1.2                                In this Deed, the provision of Clauses 1, 12 to 24 (inclusive), 27 and 28 of the SPA shall be deemed to be incorporated herein brevitatis causa.

2.                                      AMENDMENTS

2.1                                Consideration

Clauses 3.1, 3.2 and 3.3 of the SPA shall be deleted in their entirety with effect from the time of signing of the SPA on 24 August 2011 (the “Amendment Effective Time”) and replaced with the following Clauses:

“3.1                            Subject to any adjustment in respect of the Completion Net Debt as set out in Clause 3.5, the Consideration shall be an amount equal to:

3.1.1                        £500,000,000 payable at Completion in the manner set out in Clause 6 (Completion);

3.1.2                        The Earn Out Payment as defined and set forth in Clause 3.2;

3.2                                  The Sellers shall be entitled to the Earn Out Payment as follows:

3.2.2                        The Sellers shall be entitled to an earn out payment (the “Earn Out Payment”) equal to the following formula:

(Annual 2012 Group EBITDA  x 10) less £475,000,000

3.2.3                        In no event shall (a) the Earn Out Payment be less than zero or (b) the aggregate Consideration exceed £750,000,000.

3.3                                  The Earn Out Payment and the Annual 2012 Group EBITDA shall be calculated in accordance with the principles set out in Schedule 15 and, if payable, shall be paid within 10 Business Days after the date of the final determination of the Annual 2012 Group EBITDA in accordance with this Clause 3 and Schedule 15.”

2.2                                Earn Out

Schedule 15 of the SPA shall be deleted, with effect from the Amendment Effective Time, and replaced in its entirety with the provisions of the replacement Schedule 15 as set forth in the Schedule to this Deed.

3.                                      NET DEBT

3.1                                The definition of “Debt” shall be amended by adding the following “(n) the sum of £25,000,000 as a contribution of the Sellers to working capital of Clyde Union Limited (the “Working Capital Contribution”).

3.2                                In Clause 3.5.1 Net Debt Projection (as defined), Completion Net Debt (as defined) and Schedule 11 of the SPA shall be deemed to be amended by the inclusion therein of the Working Capital Contribution.

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4.                                     2011 EBITDA

The Purchaser agrees that it shall not (a) at Completion have any claim (and shall at that time  waive any claim it might have) against any of the Sellers and/or Management under the Interim Period Obligations (pursuant to Clause 5 of the SPA) or (b) at Completion terminate the SPA under Clause 7.6 of the SPA or otherwise, in each case based upon information made available to the Purchaser in the period up to Completion.

5.                                      COUNTERPARTS

This Deed may be entered into in any number of counterparts and by the parties on separate counterparts, but shall not be effective until each party has executed and delivered at least one counterpart.  Each counterpart, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

6.                                      GOVERNING LAW AND JURISDICTION

This Deed shall be governed by and construed in accordance with English law.  The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed  in respect of any claim (including any non-contractual claim) brought against the Sellers and shall have non-exclusive jurisdiction in respect of any claim (including any non-contractual claim) brought by the Sellers.

This Deed is executed as a deed by the parties and is delivered and takes effect on the date at the beginning of this Deed.

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SCHEDULE

(Replacement Schedule 15)

SCHEDULE 15

SECTION 1
EARN OUT

1.                                      Definitions

In this Schedule the following terms shall have the meanings ascribed to them-

“Annual 2012 Group EBITDA” means the net income of the Group (before deduction of dividends and distributions to the extent expensed in the financial statements of the Group) for the Relevant Year ending 31 December 2012 determined on a consolidated basis in accordance with (1) the principles set out in paragraphs (a) to (c) and (i) to (xii) below, (2) to the extent not inconsistent with paragraph (1) above, the accounting principles, policies and procedures used in the preparation of the Financial Statements (as defined in Schedule 5) consistently applied and (3) to the extent not inconsistent with paragraphs (1) and (2) above, IFRS in force as at 31 December 2012 consistently applied, plus the sum of the following (to the extent deducted from net income for such period):

(a) any Tax expense (including deferred tax expense) based on income;

(b) depreciation, amortisation or impairment of fixed asset expense (including goodwill and intangible assets) and revaluation of assets and

(c) interest expense (including but not limited to bank interest and finance lease interest) and similar charges (including any charge, expense or provision for financing fees, amortisation of debt issuance costs or fees or charges for bonding, bank guarantees or letters of credit).

In calculating Annual 2012 Group EBITDA:

(i)                        the Group shall be accounted for as a separate and independent accounting entity, and unconsolidated with the Purchaser or any of its Affiliates outside of the Group (“non-Group Entities”);

(ii)                     sharing or allocation of overhead with or from any non-Group Entities shall be excluded, and any expenses on the Purchaser’s corporate books that have typically not been recorded on the Group’s books shall be excluded, save to the extent that such costs replace existing costs of the Group;

(iii)                  all costs, fees and expenses incurred in connection with the transaction contemplated herein (including any costs of integration or restructuring) shall be excluded;

(iv)                 to the extent any Annual 2012 Group EBITDA is attributable to acquisitions and joint ventures completed after Completion this shall be excluded;

(v)                    all transfer pricing from or to non-Group Entities shall be on an arm’s length basis;

(vi)                 costs and expenses of Segment Management personnel (being all management senior to the Management) shall be excluded;

(vii)              any extraordinary or exceptional items shall be excluded;

(viii)           the calculation of Annual 2012 Group EBITDA shall be adjusted to exclude the impact of the operation of the Group during 2012 other than in the ordinary course of business

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consistent with past practice.  The parties agree to use their reasonable good faith efforts to determine the amount of any such adjustment;

(ix)               there shall be excluded from such calculation any benefit of any synergies which can be demonstrably gained by the Group in connection with the operation of the business of the Group by virtue of the Group being part of the Purchaser’s Group following Completion (compared with being part of the Seller’s Group prior to Completion) which benefit would not otherwise be available to the Group, provided that in each Quarterly Report (as hereinafter defined) there shall be identified the nature and amount of such synergy in the relevant month provided that such amounts shall only be included in the Annual 2012 Group EBITDA (and the Draft Earn Out Statement) if the amount of such synergy has been agreed by Clyde acting reasonably or has been determined by the Independent Accountant;

(x)                      to the extent that the Purchaser increases its percentage holding in any joint venture vehicle of the Group following Completion, the amount of such increase (and the Group’s corresponding increased percentage share of the Annual 2012 Group EBITDA attributable to such joint venture vehicle) shall be ignored in the calculation, but not, for the avoidance of doubt the share of the Annual 2012 Group EBITDA attributable to the Group’s percentage share of the joint venture vehicle to the extent funded as at Completion;

(xi)                   any unrealised foreign exchange gains and foreign exchange losses shall be excluded; and

(xii)                if the Purchaser is in breach of the provisions set out in this Schedule and the Sellers have not consented in writing to such breach then the Draft Earn Out Statement and the Annual 2012 Group EBITDA shall be adjusted as if the breach had not occurred for the purpose of determining the Earn Out Payment.

“Business Plan” means the business plan for the Group Companies for the Relevant Year a copy of which is in the agreed form (as updated for the 2012 Budget such changes to be agreed between Clyde (on behalf of the Sellers) and Purchaser.

“Relevant Year” means the financial year of the Group Companies commencing on 1 January 2012 and ending on 31 December 2012.

2.                                      Draft Earn Out Statement

2.1                                Within 75 days after 31 December 2012, the Purchaser shall procure to be prepared and delivered to the Sellers’ representative (as appointed from time to time in accordance with Clause 16.1) a calculation of the Annual 2012 Group EBITDA along with a calculation of the Earn Out Payment (the “Draft Earn Out Statement”).  The Draft Earn Out Statement shall be prepared in accordance with the provisions of this Agreement.  The Sellers will have 60 Business Days after receipt of the Draft Earn Out Statement, to notify the Purchaser in writing that they dispute the calculation of the Annual 2012 Group EBITDA or the calculation of the Earn Out Payment, and such notice (the “Statement Dispute Notice”) shall set forth in reasonable detail any objections to the Draft Earn Out Statement and the calculation of the Earn Out Payment, if any.  If the Sellers do not serve the Statement Dispute Notice within such 60 Business Day period, the Draft Earn Out Statement shall be deemed to be final, binding and conclusive on the Sellers and the Purchaser.

2.2                                The Sellers may dispute the Draft Earn Out Statement only on the grounds that it has not been prepared in accordance with the basis, methods, procedures, assumptions and adjustments set forth in this Agreement.   In the event of such a dispute, the Sellers and the Purchaser shall in good faith attempt to resolve any such dispute, and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the Sellers and the

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Purchaser for all purposes.  If the Sellers and the Purchaser are unable to resolve any such dispute within 30 Business Days after the Statement Dispute Notice has been given by the Sellers to the Purchaser, the Sellers and the Purchaser shall submit the items remaining in dispute for resolution to an internationally recognised independent public accounting firm that currently does not audit and has not audited within the past two years the Sellers or the Purchaser, or any of their respective Affiliates, as shall be agreed upon by the Sellers and the Purchaser (the “Independent Accountant”). If agreement cannot be reached within 10 Business Days of the expiration of the 30 Business Day period set forth in the preceding sentence, the Independent Accountant shall be selected by the London Court of International Arbitration upon the request of either the Sellers or the Purchaser.  Promptly, but no later than 20 Business Days after the dispute is submitted to the Independent Accountant, the Independent Accountant shall determine, based solely on presentations by the Sellers and the Purchaser, and not by independent review, only those issues remaining in dispute and shall render a report as to the dispute and the resulting computation of the Annual 2012 Group EBITDA and the Earn Out Payment, as applicable, which shall be final, binding and conclusive on the Sellers and the Purchaser.

2.3                                The fees, costs and expenses of the Independent Accountant: (a) shall be borne by the Sellers in the proportion that the aggregate pounds sterling amount of such remaining disputed items so submitted that are unsuccessfully disputed by the Sellers (as finally determined by the Independent Accountant) bears to the aggregate pounds sterling amount of such items so submitted; and (b) shall be borne by the Purchaser in the proportion that the aggregate pounds sterling amount of such remaining disputed items so submitted that are unsuccessfully disputed by the Purchaser (as finally determined by the Independent Accountant) bears to the aggregate pounds sterling amount of such items so submitted.

2.4                                The Purchaser shall provide the Sellers and the Independent Accountant with reasonable access to all relevant books, records and workpapers and Purchaser’s Group (as the successor entity to any Group Company) employees and management necessary for reviewing and verifying the Draft Earn Out Statement and the calculation of the Earn Out Payment, including the workpapers of the Purchaser’s Group’s (as the successor entity to any Group Company) auditor.  In the event of a dispute in accordance with paragraph 2, the Sellers will provide the Purchaser with their workpapers generated in connection with their review of the Draft Earn Out Statement in dispute and the calculation of the applicable Earn Out Payment.

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SECTION 2
COVENANTS

1.                                    The Purchaser covenants with the Sellers that during the period commencing on Completion and ending on 31 December 2012, the Purchaser will procure that none of the following will occur in respect of any Group Company unless otherwise agreed in writing by the Sellers:

1.1                              the winding up or administration of any Group Company;

1.2                              the sale, merger or other disposal of the whole or any part of the business, undertaking of assets of any Group Company to any person that is not an Affiliate of the Purchaser;

1.3                              the sale or issuance in the whole or any part of the issued share capital of any Group Company to any person that is not an Affiliate of the Purchaser;

1.4                              any Group Company ceasing to be a wholly owned subsidiary of the Purchaser (save where a subsidiary is not wholly owned at Completion and remains so to the same extent during such period from Completion);

1.5                              any act which is intended to diminish the Annual 2012 Group EBITDA and thereby reduce the Earn Out Payment;

1.6                              in respect of the Annual 2012 Group EBITDA any actions-

1.6.1                               that would, directly or indirectly, defer or have the effect of deferring the recognition of any revenues of any Group Company for the Relevant Year to any subsequent financial year (save as consistent with past practice of the Group), including through influencing customers or timing the delivery or receipt of products or services or that would, directly or indirectly, pull forward or have the effect of pulling forward the recognition of any revenues of any Group Company to an earlier financial year; or

1.6.2                               that would, directly or indirectly, accelerate or have the effect of accelerating expenses of any Group Company into the Relevant Year from any subsequent financial year (save as consistent with past practice of the Group), including through increasing the provision of salary or benefits to any employee or that would, directly or indirectly, defer or have the effect of deferring expenses of any Group Company into the Relevant Year from 2011;

1.7                              taking or agreeing to take any actions which would, or would reasonably be expected to, assign, confer or otherwise transfer any material right, benefit or business opportunity of any Group Company, including through the operation of any other business or the engagement in other activities that compete with any Group Company.

2.                                    The Purchaser covenants with the Sellers that during the period commencing on Completion and ending on 31 December 2012, the Purchaser will:

2.1                              operate the Group in the ordinary course of business, consistent with past practice and the Business Plan (save to the extent necessary to take account of the then market conditions);

2.2                              ensure that each member of the Group is sufficiently capitalised and has sufficient working capital to support the growth plans of the Group as set out in the Business Plan, provided however that nothing herein shall obligate Purchaser to fund any capital expenditures that are not included in the Business Plan;

2.3                              ensure that all transactions between Purchaser or any of its Affiliates, on the one hand, and any of the Group Companies, on the other hand, shall be at cost or shall be adjusted to be upon fair and reasonable terms no less favourable to either party than would be obtained in a comparable arm’s-length transaction with an unaffiliated third person;

2.4                              maintain business interruption and casualty insurance with respect to the Group in accordance with the Purchaser’s standard practice, and apply any proceeds of such insurance relating to rebuilding.

3.                                    From Completion until the final resolution of the Earn Out Payment the Purchaser shall:

3.1                              provide and deliver to Clyde (1) each month (commencing the month following the month in which Completion occurs) an operational and financial review and management accounts for that month of the Group prepared substantially in the same form as prepared prior to Completion (the “Monthly Report”) (save that they are prepared in accordance with US GAAP) and (2) each quarter (commencing in January 2012) an operational and financial review and management accounts of the Group for that quarter prepared substantially in the same form as prepared prior to Completion (the “Quarterly Report”) (prepared in accordance with IFRS and reconciled to show the changes from the Monthly Reports in that quarter (which Monthly Reports have been prepared under US GAAP)); and

3.2                              attend quarterly face to face meetings between Jim McColl and Don Canterna, Jeremy Smeltser, Allan Dowie, Thomas Burley and Keith Mitchell, which meeting shall comprise a review of the previous quarterly financial performance and an update review of full year projected performance.

Executed as a Deed for and on behalf of SCF-VI OFFSHORE L.P. by SCF-VI OFFSHORE G.P. L.P. in its capacity as general partner of SCF-VI OFFSHORE L.P.

Signature:	/s/ Peter Stuart

Full Name: Peter John Stuart

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by CLYDE BLOWERS CAPITAL S.À R.L acting by

Signature:	/s/ James McColl

Full Name: James McColl

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by SPX CORPORATION acting by its Attorney Stephen Tsoris by Power of Attorney dated 22 August 2011

Signature:	/s/ Stephen Tsoris

Full Name: Stephen Tsoris

in the presence of:

Signature:	/s/ J. Michael Whitted

Full Name: J. Michael Whitted

Address: 13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277, USA

Executed as a Deed by Shauna Powell as attorney for SHAKIL AHMED under power of attorney dated 19 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for FRANCIS BARRETT under power of attorney dated 16 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by APPLEBY NOMINEES (JERSEY) LIMITED acting by

Signature:	/s/ Patrick Jones

Full Name: Patrick Jones

in the presence of:

Signature:	/s/ Paul Anthony Jeanne

Full Name: Paul Anthony Jeanne

Address: Tchenaie, Les Grands Vaux

St. Helier Jersey JE2 4NB

Signature:	/s/ Richard Prosser

Full Name: Richard Prosser

in the presence of:

Signature:	/s/ Paul Anthony Jeanne

Full Name: Paul Anthony Jeanne

Address: Tchenaie, Les Grands Vaux

St. Helier Jersey JE2 4NB

Executed as a Deed by Shauna Powell as attorney for THOMAS BURLEY under power of attorney dated 22 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for ALLAN DOWIE under power of attorney dated 23 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for ZILLAH DOYLE under power of attorney dated 19 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for JOHN FLEMING under power of attorney dated 17 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for MICHEL FOUCHE under power of attorney dated 12 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for STEPHEN GILBEY under power of attorney dated 16 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for CRAWFORD GORRIE under power of attorney dated 18 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for MARK HANNIGAN under power of attorney dated 18 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for DANIEL HOLSTEGGE under power of attorney dated 19 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for JOHN IAN MORRISON under power of attorney dated 16 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for GRAHAM ROBERTSON under power of attorney dated 23 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for BRIAN SCORER under power of attorney dated 18 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD

Executed as a Deed by Shauna Powell as attorney for CHADWICK TUTTLE under power of attorney dated 17 August 2011

Signature:	/s/ Shauna M. Powell

Full Name: Shauna M. Powell

in the presence of:

Signature:	/s/ Graeme M. Bruce

Full Name: Graeme M. Bruce

Address: 191 West George Street

Glasgow, G2 2LD